Exhibit 10.22
ADDENDUM SEVEN
TO THE
LICENSE AND DISTRIBUTION AGREEMENT
BETWEEN
DELL PRODUCTS L.P.
AND
COMMVAULT SYSTEMS, INC.
This Addendum (“Addendum”) to the Software License Agreement dated December 17, 2003 (the “Agreement”), is entered into by and between Dell Products L.P. (hereinafter “Dell”) with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., (hereinafter “Commvault”) a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter “Licensor”) and is effective as of the 28th day of January, 2008 (the “Effective Date”)
RECITALS
WHEREAS, COMMVAULT and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain COMMVAULT software products;
WHEREAS, the parties now desire to amend the Agreement to provide that Dell may sell, on a case by case basis, additional and/or different COMMVAULT products and services.
NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and COMMVAULT agree as follows:
Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.
1. On a case by case basis and as agreed to by the parties, Dell may sell to Customers Licensed Products, technical support and other services offered by COMMVAULT. Such transactions may include, but shall not be limited to, Enterprise License Agreements (ELAs) and Volume Purchase Agreements (VPAs), which shall be transacted using pricing sku nos. [**] only. Dell’s cost for the ELAs shall be a minimum of [**] percent ([**]%) less than Dell’s S&P cost for equivalent or comparable ELA skus sold through Dell S&P. This Section 1 shall not preclude Dell from selling ELAs through Dell’s S&P channel under the relevant S&P agreements.
2. Technical Support/Maintenance: In connection with any transaction contemplated under Section 1 above, Dell shall undertake commercially reasonable efforts to provide Level 1 and 2 technical support to new and existing Customers; provided, however, that COMMVAULT may provide Levels 1 and 2 technical support (in addition to Level 3 technical support) to Customer, upon either Dell or Customer request. Any such transactions, including the provision of technical support, shall be handled in accordance with CommVault’s then current policies.
3. Pricing changes – Commencing May 5, 2008, any and all pricing supplements to the Agreement shall be deleted and replaced in their entirety by the price lists attached hereto as Schedule A—March 27, 2008.
No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

Confidential	Page 1

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.			DELL PRODUCTS L. P.

By:	/s/ David R. West	By:	/s/ Joseph J. Kanicki

Name:	David R. West	Name:	Joseph J. Kanicki

Title:	VP Marketing and Business Development	Title:	Senior Manager

Date:	3/27/08	Date:	3/27/08

Confidential	Page 2

Schedule A—March 26, 2008

1yr Update
Protection
DELL			Includes L2/L3	Total OEM
SKU	SKU Description	Dell SW Cost	Support	COGS
SKU1	CommVault Master Server	$ [***]	$ [***]	$ [***]
SKU2	CommVault Windows Media Server (incl client agent)	$ [***]	$ [***]	$ [***]
SKU3	CommVault LAN Drive Pack (MM-LMS, MM-DMS)	$ [***]	$ [***]	$ [***]
SKU4	CommVault SAN Drive Pack	$ [***]	$ [***]	$ [***]
SKU5	CommVault Client Agent (iDA) – Windows	$ [***]	$ [***]	$ [***]
SKU6	CommVault Application Agent (iDA) – Exchange	$ [***]	$ [***]	$ [***]
SKU7	CommVault Client Agent (iDA) – Unix	$ [***]	$ [***]	$ [***]
SKU8	CommVault Unix Media Server 1 CPU (incl client agent)	$ [***]	$ [***]	$ [***]
SKU9	CommVault Unix Media Server 2+ CPU (incl client agent)	$ [***]	$ [***]	$ [***]
SKU10	CommVault Application Agent — Unix 1 CPU (Oracle/SAP)	$ [***]	$ [***]	$ [***]
SKU11	CommVault Application Agent — Unix 2+ CPU (Oracle/SAP)	$ [***]	$ [***]	$ [***]
SKU12	Upgrade key to unlock Galaxy Express to Galaxy	$ [***]	$ [***]	$ [***]
SKU13	CommVault Advanced Feature Pack for Master Server	$ [***]	$ [***]	$ [***]
SKU14	CommVault Advanced Feature Pack for Media Server	$ [***]	$ [***]	$ [***]
SKU15	CommVault Gridstor for Master Server	$ [***]	$ [***]	$ [***]
SKU16	CommVault Gridstor for Media Server	$ [***]	$ [***]	$ [***]
SKU17	CommVault Vault Tracker for Master Server	$ [***]	$ [***]	$ [***]
SKU18	CommVault Vault Tracker for Media Server	$ [***]	$ [***]	$ [***]
SKU19	CommVault File Archiver for Windows 1 CPU	$ [***]	$ [***]	$ [***]
SKU20	CommVault File Archiver for Windows 2+ CPU	$ [***]	$ [***]	$ [***]
SKU21	Extended WORM Support	$ [***]	$ [***]	$ [***]
SKU22	Qsnap Open File for Windows/Linux/Solaris	$ [***]	$ [***]	$ [***]
SKU23	CommVault Client Agent for VMware or MS Virtual Server	$ [***]	$ [***]	$ [***]
SKU24	CommVault NDMP Agent up to 6TB	$ [***]	$ [***]	$ [***]
SKU25	CommVault Direct Disk Option (DDO) up to 1TB	$ [***]	$ [***]	$ [***]
SKU26	CommVault One Touch Server	$ [***]	$ [***]	$ [***]
SKU27	CommVault One Touch Client	$ [***]	$ [***]	$ [***]
SKU28	CommVault Exchange Mailbox Archiver	$ [***]	$ [***]	$ [***]
SKU29	CommVault Client Access License up to 500 users	$ [***]	$ [***]	$ [***]
SKU30	CommVault Exchange Compliance Archiver	$ [***]	$ [***]	$ [***]
SKU31	CommVault ClientAccess License up to 1000 users	$ [***]	$ [***]	$ [***]
SKU32	Dell Maintenance — $1	$ [***]	NA	$ [***]
SKU33	Dell Maintenance — $10	$ [***]	NA	$ [***]
SKU34	Dell Maintenance — $100	$ [***]	NA	$ [***]
SKU35	Dell Maintenance — $1000	$ [***]	NA	$ [***]

SKU42	CommVault Client Agent (iDA) — Netware/NDS	$ [***]	$ [***]	$ [***]
SKU43	CommVault Client Agent (iDA) — Linux	$ [***]	$ [***]	$ [***]
SKU44	CommVault Client Agent (iDA) — Windows DT	$ [***]	$ [***]	$ [***]
SKU45	CommVault Client Agent (iDA) — Macintosh	$ [***]	$ [***]	$ [***]
SKU46	CommVault Application Agent (Ida) — Active Directory	$ [***]	$ [***]	$ [***]
SKU47	CommVault Application Agent (iDA) — Notes	$ [***]	$ [***]	$ [***]
SKU48	CommVault Application Agent (iDA) — Oracle	$ [***]	$ [***]	$ [***]

1yr Update
Protection
DELL			Includes L2/L3	Total OEM
SKU	SKU Description	Dell SW Cost	Support	COGS
SKU49	CommVault Application Agent (iDA) — SQL	$ [***]	$ [***]	$ [***]
SKU50	CommVault Application Agent (iDA) — SharePoint	$ [***]	$ [***]	$ [***]
SKU51	CommVault Application Agent (iDA) — Groupwise	$ [***]	$ [***]	$ [***]
SKU52	CommVault Media Server — LINUX (incl client agent)	$ [***]	$ [***]	$ [***]
SKU53	CommVault Media Server — Netware (incl client agent)	$ [***]	$ [***]	$ [***]
SKU54	CommVault Client Agent for Cluster Virtual Node (Win/Lin/NW)	$ [***]	$ [***]	$ [***]
SKU55	CommVault VMWare Consolidated Backup Bundle	$ [***]	$ [***]	$ [***]
SKU56	CommVault Data Classification enabler for Windows Server	$ [***]	$ [***]	$ [***]
SKU57	CommVault Content Indexing Connector — Offline	$ [***]	$ [***]	$ [***]
SKU58	CommVault Content Indexing Connector — Online	$ [***]	$ [***]	$ [***]
SKU59	CommVault Content Indexing Server	$ [***]	$ [***]	$ [***]
SKU60	CommVault Proxy Host agent (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU61	CommVault Image Level Backup agent (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU62	CommVault Exchange Public Folder Archiver	$ [***]	$ [***]	$ [***]
SKU63	CommVault File Share Archiver	$ [***]	$ [***]	$ [***]
SKU64	CommVault File Archiver for Linux or Netware	$ [***]	$ [***]	$ [***]
SKU65	CommVault SharePoint Archiver	$ [***]	$ [***]	$ [***]
SKU66	CommVault Continuous Data Replicator (CDR) — (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU67	CommVault CommCell Encryption Enabler	$ [***]	$ [***]	$ [***]
SKU68	CommVault Auxillary Copy Encryption (per Media Server)	$ [***]	$ [***]	$ [***]
SKU69	Dell Software — $1SKU	$ [***]	$ [***]	$ [***]
SKU70	Dell Software — $10 SKU	$ [***]	$ [***]	$ [***]
SKU71	Dell Software — $100 SKU	$ [***]	$ [***]	$ [***]
SKU72	Dell Software — $1000 SKU	$ [***]	$ [***]	$ [***]
SKU73	Dell Software — $10000 SKU	$ [***]	$ [***]	$ [***]
SKU74	CommVault Client Access License (1000-5000 users)	$ [***]	$ [***]	$ [***]
SKU75	CommVault Client Access License (5000+ users)	$ [***]	$ [***]	$ [***]
SKU76	CommVault Client Access License — Universal Discovery	$ [***]	$ [***]	$ [***]
SKU77	CommVault Direct Disk Option — up to 5TB	$ [***]	$ [***]	$ [***]
SKU78	CommVault Direct Disk Option — up to 10TB	$ [***]	$ [***]	$ [***]
SKU79	CommVault Direct Disk Option — up to 50TB	$ [***]	$ [***]	$ [***]
SKU80	CommVault Single Instance Store	$ [***]	$ [***]	$ [***]
SKU81	CommVault Galaxy 10 Server Bundle	$ [***]	$ [***]	$ [***]
SKU82	CommVault Galaxy 20 Server Bundle	$ [***]	$ [***]	$ [***]
SKU83	CommVault Remote Media Server Bundle (Win/NW)	$ [***]	$ [***]	$ [***]
SKU84	CommVault File System Archiving Bundle (Per Server)	$ [***]	$ [***]	$ [***]
SKU85	CommVault Exchange SMB Archiving Bundle – Up to 150 Users	$ [***]	$ [***]	$ [***]
SKU86	CommVault Storage Manager Server	$ [***]	$ [***]	$ [***]
SKU87	CommVault Storage Manager — Application Agent	$ [***]	$ [***]	$ [***]
SKU88	CommVault Storage Manager — File System Agent	$ [***]	$ [***]	$ [***]
SKU89	CommVault Data Monitor for Windows Server	$ [***]	$ [***]	$ [***]

4

Galaxy Express

1yr Update
Protection
DEL			Includes L2/L3
SKU	SKU Description	Dell SW Cost	Support	Total COGS
SKU36	Galaxy Express Small Business Server Edition:
	1 Window MediaAgent included 3 Application Agents included (SQL, Exchange and SharePoint) Single tape drive support (no library support) Includes 4 file system agents Worm Support included	$ [***]	$ [***]	$ [***]
SKU37	Galaxy Express File Server Edition:

Galaxy Express (key code upgrade capability to Galaxy)
1 Windows or Storage Server2003 MediaAgent included
Single tape drive support (no library support)
Open File Support Included
Worm Support included
Max 15 total clients (agents)
Includes 4 file system agents
		$ [***]	$ [***]	$ [***]
SKU38
Galaxy Express E-mail & Database Server Edition

1 Application Agent Included (Exchange, Notes, GroupWise,SQL, SharePoint or Oracle)
Galaxy Express (key code upgrade capability to Galaxy)

1 Windows, Storage Server2003, Linux or Novell
MediaAgent included
Media Agent supports a maximum of one, 2-drive library
Open File Support Included
Worm Support included
Max 15 total clients (agents) inclusive of coupon for 1
Windows Application iDA
Includes 4 file system agents
		$ [***]	$ [***]	$ [***]
SKU39	Galaxy Express OLBU — For Express only	$ [***]	$ [***]	$ [***]
SKU40	Galaxy Express Client Pack — For Express only	$ [***]	$ [***]	$ [***]
SKU41	Galaxy Express LAN Drive	$ [***]	$ [***]	$ [***]

5